                                                                     EXHIBIT 20


                         TOYOTA MOTOR CREDIT CORPORATION
            Servicer's Certificate - Toyota Auto Lease Trust 1997-A Distribution Date of July 25, 2000 for the Collection Period of June 1, 2000
                            through June 30, 2000


POOL DATA - ORIGINAL DEAL PARAMETERS
       Aggregate Net Investment Value (ANIV)                                                      1,231,231,519.20
       Discounted Principal Balance                                                               1,231,231,519.20
       Servicer Advance                                                                               2,825,418.78
       Servicer Payahead                                                                              1,580,862.05
       Number of Contracts                                                                                  56,340
       Weighted Average Lease Rate                                                                            7.66%
       Weighted Average Remaining Term                                                                        35.8
       Servicing Fee Percentage                                                                               1.00%

POOL DATA - CURRENT MONTH
       Aggregate Net Investment Value                                                               388,936,000.54
       Discounted Principal Balance                                                                 327,312,933.67
       Servicer Advances                                                                              2,095,327.01
       Servicer Pay Ahead Balance                                                                     4,762,089.75
       Maturity Advances Outstanding                                                                          -
       Number of Current Contracts                                                                          22,692
       Weighted Average Lease Rate                                                                            7.84%
       Weighted Average Remaining Term                                                                         7.9


-------------------------------------------------------------------------------------------------------------------
RESERVE FUND:
         Initial Deposit Amount                                                                      30,780,787.98
         Specified Reserve Fund Percentage                                                                   4.425%
         Specified Reserve Fund Amount                                                               54,481,994.72


                                                               Class A             Class B              Total
                                                                Amount              Amount              Amount
                                                            -------------         ------------       -------------
         Beginning Balance                                  46,328,693.95         1,227,656.25       47,556,350.20
         Withdrawal Amount                                   4,372,103.44                 -           4,372,103.44
         Cash Capital Contribution                                                        -                  -
         Transferor Excess                                   1,028,791.36                 -           1,028,791.36
                                                            ------------------------------------------------------
         Reserve Fund Balance Prior to Release              42,985,381.87         1,227,656.25       44,213,038.12
         Specified Reserve Fund Balance                     53,254,338.47         1,227,656.25       54,481,994.72
                                                            ------------------------------------------------------
         Release to Transferor                                       -                    -                   -
         Ending Reserve Fund Balance                        42,985,381.87         1,227,656.25       44,213,038.12
         Prior Cumulative Withdrawal Amount                 17,327,413.03                 -          17,327,413.03
         Cumulative Withdrawal Amount                       21,699,516.47                 -          21,699,516.47
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                                      VEHICLES
         Liquidated Contracts                                                         83
         Discounted Principal Balance                                                                 1,403,915.97
         Net Liquidation Proceeds                                                                    (1,117,613.23)
         Recoveries - Previously Liquidated Contracts                                                  (183,936.07)
                                                                                               -------------------
         Aggregate Credit Losses for the Collection Per                                                 102,366.67
                                                                                               ===================
         Cumulative Credit Losses for all Periods                                                    17,050,654.23
                                                                                               ===================

         Repossessed in Current Period                                                31

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                         Annualized Average
       FOR EACH COLLECTION PERIOD:                                                               Charge-Off Rate
         Second Preceding Collection Period                                                                   0.54%
         First Preceding Collection Period                                                                    0.58%
         Current Collection Period                                                                            0.29%

-------------------------------------------------------------------------------------------------------------------

CONDITION (i)i (CHARGE-OFF RATE)
       Three Month Average                                                                                    0.47%
       Charge-off Rate Indicator ( > 1.25%)                                                      CONDITION NOT MET
-------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                                  Percent        Accounts        Percent            Aniv
                                                                       -------        --------        -------            ----
  31-60 Days Delinquent                                                 4.82%            1094          4.59%         17,845,758.84
  61-90 Days Delinquent                                                 0.42%              96          0.37%          1,448,520.23
  Over 90 Days Delinquent                                               0.06%              13          0.06%            220,743.84
                                                                                      --------                       -------------
  Total Delinquencies                                                                   1,203                        19,515,022.91
                                                                                      ========                       =============

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                                          0.38%
  First Preceding Collection Period                                                                                           0.45%
  Current Collection Period                                                                                                   0.48%

----------------------------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
  Three Month Average                                                                                                         0.44%
  Delinquency Percentage Indicator ( > 1.25%)                                                                    CONDITION NOT MET
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                            Vehicles
                                                                                       --------
  Matured Lease Vehicle Inventory Sold                                                   2730                        43,063,717.12
  Net Liquidation Proceeds                                                                                          (37,362,884.69)
                                                                                                                     -------------
  Net Residual Value (Gain) Loss                                                                                      5,700,832.43
                                                                                                                     =============
  Cumulative Residual Value (Gain) Loss all periods                                                                  35,236,967.78
                                                                                                                     =============

                                                                                       Average                           Average
                                         Number        Scheduled       Sale         Net Liquidation                      Residual
                                          Sold         Maturities      Ratio           Proceeds                           Value
MATURED VEHICLES SOLD FOR                ------        ----------      -----        ---------------                      --------
EACH COLLECTION PERIOD:
  Second Preceding Collection Period      2,129           5,496        38.74%         13,791.30                          15,610.59
  First Preceding Collection Period       2,372           6,220        38.14%         13,636.84                          15,704.39
  Current Collection Period               2,730           6,681        40.86%         13,686.04                          15,846.04
  Three Month Average                                                                 13,700.89                          15,730.25

                                                                                                                         ---------
Ratio of Three Month Average Net Liquidation Proceeds to Average Residentual Value                                           87.10%
                                                                                                                         ---------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                    CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                                AMOUNT/RATIO                      TEST MET?
                                                                                    --------------                     ---------
  a) Number of Vehicles Sold > 25% of Scheduled Maturities                                40.86%                            YES

  b) Number of Scheduled Maturities > 500                                                 6,681                             YES

  c) 3 Month Average Matured Leased Vehicle Proceeds less than 75% of Avg. Res            87.10%                             NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                              CONDITION NOT MET
----------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
            Servicer's Certificate - Toyota Auto Lease Trust 1997-A Distribution Date of July 25, 2000 for the Collection Period of June 1, 2000
                             through June 30, 2000

------------------------------------------------------------------------------------------------------------------------
                                                                                               Certificate Balance
                                                                                               -------------------
                                                                         Total              Percent         Balance
------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                    98.00%
  Interest Collections                                                 3,995,942.27
  Net Investment Income                                                1,877,439.87
  Non-recoverable Advances                                              (245,546.28)
                                                                     --------------
  Available Interest                                                   5,627,835.86                        5,537,801.96
  Class A1, A2, A3 Notional Interest Accrual Amount                   (3,830,614.58)                      (3,830,614.58)
  Unreimbursed A1, A2, A3 Interest Shortfall                                   -                                   -
  Interest Accrual for Adjusted Class B Certificate Bal.                (415,406.25)                        (415,406.25)
  Class B Interest Carryover Shortfall                                         -                                   -
  Servicer's Fee                                                        (385,477.51)                        (376,223.54)
  Capped Expenses                                                        (32,441.31)                         (31,662.51)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                           -                                   -
  Uncapped Expenses                                                            -                                   -
                                                                     --------------                      --------------
  Total Unallocated Interest                                             963,896.21                          883,895.08
  Excess Interest to Transferor                                                -                            (883,895.08)
                                                                     --------------                      --------------
       Net Interest Collections Available                                963,896.21                               (0.00)
                                                                     --------------
  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                           (5,663,884.57)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                          -
  DEPOSIT TO RESERVE FUND:                                             1,028,791.36
  WITHDRAWAL FROM RESERVE FUND:                                        4,372,103.44
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:                          1,356,676.28
  NET WITHDRAWAL FROM THE RESERVE FUND:                                3,343,312.08


PRINCIPAL:
  Current Loss Amount                                                 (5,803,199.10)                      (5,663,884.57)
  Loss Reimbursement from Transferor                                   1,291,781.13                        1,291,781.13
  Loss Reimbursement from Reserve Fund                                 4,372,103.44                        4,372,103.44
                                                                     --------------                      --------------
      Total                                                             (139,314.53)                               -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                            -
  Current increase (decrease)                                                  -
                                                                     --------------
  Ending Balance                                                               -
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                            -
  Current increase (decrease)                                                  -
                                                                     --------------
  Ending Balance                                                               -
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                            -
  Current increase (decrease)                                                  -
                                                                     --------------
  Ending Balance                                                               -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                            -
  Current increase (decrease)                                                  -
                                                                     --------------
  Ending Balance                                                               -
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                -                                   -
  Allocations - Current Period                                        72,141,022.05                       72,141,022.05
  Allocations - Accelerated Principal Distribution                             -                                   -
  Allocations - Not Disbursed Beginning of Period                    345,131,748.05                      345,131,748.05
  Allocations - Not Disbursed End of Period                          417,272,770.10                      417,272,770.10
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                -                                   -
  Allocations - Current Period                                         4,246,020.83                        4,246,020.83
  Allocations - Not Disbursed Beginning of Period                     12,738,062.49                       12,738,062.49
  Allocations - Not Disbursed End of Period                           16,984,083.32                       16,984,083.32
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund                    (3,343,312.08)                               -
  Due To Trust                                                        74,509,603.01                       74,509,603.01
                                                                     --------------                      --------------
     Total Due To Trust                                               71,166,290.93                       74,509,603.01
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                          Class A1         Class A2         Class A3          Class B
                                                          --------         --------         --------          -------
                                                          Balance          Balance          Balance           Balance
------------------------------------------------------------------------------------------------------------------------
INTEREST:
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
  Available Interest                                            -         4,518,668.43        505,743.27      513,390.25
  Class A1, A2, A3 Notional Interest Accrual Amount             -        (3,439,583.33)      (391,031.25)
  Unreimbursed A1, A2, A3 Interest Shortfall                    -                 -                 -
  Interest Accrual for Adjusted Class B Certificate Bal.                                                     (415,406.25)
  Class B Interest Carryover Shortfall                                                                              -
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                                                -
  Uncapped Expenses
  Total Unallocated Interest
  Excess Interest to Transferor
       Net Interest Collections Available
  INTEREST COLLECTIONS ALLOCATED TO LOSSES:
  ACCELERATED PRINCIPAL DISTRIBUTION:
  DEPOSIT TO RESERVE FUND:
  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:


PRINCIPAL:
  Current Loss Amount                                           -        (5,663,884.57)             -               -
  Loss Reimbursement from Transferor                            -         1,291,781.13              -               -
  Loss Reimbursement from Reserve Fund                          -         4,372,103.44              -               -
                                                      --------------    --------------    --------------   -------------
      Total                                                     -                 -                 -               -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                 -                 -                 -               -
  Allocations - Current Period                                  -        72,141,022.05              -               -
  Allocations - Accelerated Principal Distribution              -                 -                 -               -
  Allocations - Not Disbursed Beginning of Period               -       345,131,748.05              -               -
  Allocations - Not Disbursed End of Period                     -       417,272,770.10              -               -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                 -                 -                 -               -
  Allocations - Current Period                                  -         3,439,583.33        391,031.25      415,406.25
  Allocations - Not Disbursed Beginning of Period               -        10,318,749.99      1,173,093.75    1,246,218.75
  Allocations - Not Disbursed End of Period                     -        13,758,333.32      1,564,125.00    1,661,625.00
DUE TO TRUST - CURRENT PERIOD:
------------------------------
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                  -        74,048,674.78        219,572.86      241,355.37
                                                      --------------    --------------    --------------   -------------
     Total Due To Trust                                         -        74,048,674.78        219,572.86      241,355.37
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                     Transferor Interest
                                                                                     -------------------
                                                                               Interest                Principal
------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                        2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
  Available Interest                                                           90,033.90
  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee                                                               (9,253.97)
  Capped Expenses                                                                (778.80)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses                                                                 -
                                                                          --------------
  Total Unallocated Interest                                                   80,001.13
  Excess Interest to Transferor                                               883,895.08
                                                                          --------------
       Net Interest Collections Available                                     963,896.21
  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                                 5,663,884.57)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                            -
                                                                          --------------
  DEPOSIT TO RESERVE FUND:                                                 (4,699,988.36)
                                                                          --------------
  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:


PRINCIPAL:
  Current Loss Amount                                                                                  (139,314.53)
  Loss Reimbursement from Transferor                                       (1,291,781.13)
  Loss Reimbursement from Reserve Fund
                                                                                                    --------------
      Total                                                                                            (139,314.53)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                                                -
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                     -
  Allocations - Current Period
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                                      -                          -
                                                                          --------------             --------------
     Total Due To Trust                                                             -                          -
------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1997-A Distribution Date of July 25, 2000 for the Collection Period of June 1, 2000
                            through June 30, 2000

-------------------------------------------------------------------------------------------------------------------------------
                                                                Certificate Balance                      Class A1
                                                                -------------------                      --------
                                               Total         Percent           Balance           Percent           Balance
-------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)    1,231,231,519.20
  Discounted Principal Balance             1,231,231,519.20
  Initial Notional/Certificate Balance                 -        100.00%      1,206,600,000.00       33.98%      410,000,000.00
  Percent of ANIV                                                                       98.00%                           33.30%
  Certificate Factor                                                                1.0000000                        1.0000000
  Notional/Certificate Rate                                                                                             6.2000%
  Target Maturity Date                                                                                       September 27, 1999
  Servicer Advance                             2,825,418.78
  Servicer Payahead                            1,580,862.05
  Number of Contracts                                56,340
  Weighted Average Lease Rate                          7.66%
  Weighted Average Remaining Term                      35.8
  Servicing Fee Percentage                             1.00%

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value             462,573,013.40
  Discounted Principal Balance               405,464,279.97
  Notional/Certificate Balance                                                 796,600,000.00                             -
  Adjusted Notional/Certificate Balance                                        451,468,251.95                             -
  Percent of ANIV                                                                       97.60%                            0.00%
  Certificate Factor                                                                1.0000000                             -
  Servicer Advances                            2,359,149.98
  Servicer Pay Ahead Balance                   6,317,269.54
  Maturity Advances Outstanding                         -
  Number of Current Contracts                        27,069
  Weighted Average Lease Rate                          7.78%
  Weighted Average Remaining Term                       7.6

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value             388,936,000.54
  Discounted Principal Balance               327,312,933.67
  Notional/Certificate Balance                                                 796,600,000.00                             0.00
  Adjusted Notional/Certificate Balance                                        379,327,229.90                             0.00
  Percent of ANIV                                                                       97.53%                            0.00%
  Certificate Factor                                                                1.0000000                             -
  Servicer Advances                            2,095,327.01
  Servicer Pay Ahead Balance                   4,762,089.75
  Maturity Advances Outstanding                         -
  Number of Current Contracts                        22,692
  Weighted Average Lease Rate                         7.84%
  Weighted Average Remaining Term                      7.9
  Prior Certificate Interest Payment Date      March 27, 2000
  Next Certificate Interest Payment Date   September 25, 2000
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                      Class A2                            Class A3
                                                      --------                            --------
                                              Percent           Balance            Percent           Balance
-------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance         53.87%       650,000,000.00          6.03%            72,750,000.00
  Percent of ANIV                                                    52.79%                                   5.91%
  Certificate Factor                                              1.0000000                               1.0000000
  Notional/Certificate Rate                                         6.3500%                                 6.4500%
  Target Maturity Date                                      September 25, 2000                       March 26, 2001
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                              650,000,000.00                           72,750,000.00
  Adjusted Notional/Certificate Balance                     304,868,251.95                           72,750,000.00
  Percent of ANIV                                                    65.91%                                  15.73%
  Certificate Factor                                             1.0000000                               1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding                                                                             -
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                              650,000,000.00                           72,750,000.00
  Adjusted Notional/Certificate Balance                     232,727,229.90                           72,750,000.00
  Percent of ANIV                                                    59.84%                                  18.70%
  Certificate Factor                                             1.0000000                               1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date
  Next Certificate Interest Payment Date
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                           Class B                               Transferor Interest
                                                           -------                               -------------------
                                                 Percent             Balance                           Balance
-------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance            6.12%              73,850,000.00                     24,631,519.20
  Percent of ANIV                                                             6.00%                             2.00%
  Certificate Factor                                                     1.0000000
  Notional/Certificate Rate                                                 6.7500%
  Target Maturity Date                                             September 25, 2001
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                       73,850,000.00                     11,104,761.45
  Adjusted Notional/Certificate Balance                              73,850,000.00                     11,104,761.45
  Percent of ANIV                                                            15.97%                             2.40%
  Certificate Factor                                                     1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                       73,850,000.00                      9,608,770.64
  Adjusted Notional/Certificate Balance                              73,850,000.00                      9,608,770.64
  Percent of ANIV                                                            18.99%                             2.47%
  Certificate Factor                                                     1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date
  Next Certificate Interest Payment Date
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                VEHICLES
---------------------------------                --------
  Principal Collections                                                        4,516,382.21
  Prepayments in Full                              1519                       23,906,959.43
                                                   ----
  Reallocation Payment                              45                           746,038.13
                                                    --
  Interest Collections                                                         3,995,942.27
  Net Liquidation Proceeds and Recoveries                                      1,301,549.30
  Net Liquidation Proceeds - Vehicle Sales                                    37,362,884.69
  Non-Recoverable Advances                                                      (245,546.28)
                                                                              -------------
  Total Available                                                             71,584,209.75
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                                Amount                              Annual Amount
                                                            ----------                           -------------
  Total Capped Expenses Paid                                 32,441.31                             194,647.86
  Total Uncapped Expenses Paid                                    -                                       -
  Capped and Uncapped Expenses Due                                -                                       -

SERVICER'S FEE DUE:
  Servicer's Fee Shortfall Carryforward                           -
  Servicer's Fee Due Current Period                         385,477.51
  Servicer's Fee Paid                                       385,477.51
  Servicer's Fee Balance Due                                      -

SUPPLEMENTAL SERVICER'S FEES                                 55,418.68
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                           VEHICLES                               AMOUNT
-----------------                                           --------                               ------
  Beginning Unreinvested Principal Collections                                                         -
  Principal Collections & Liquidated Contracts                                                         -
  Allocation to Subsequent Contracts                            0                                      -
                                                                -
                                                                                                   ------
  Ending Unreinvested Principal Collections                                                            -
--------------------------------------------------------------------------------------------------------------


I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/  HOLLY PEARSON
---------------------------------------
Holly Pearson, Treasury Manager


                                  Page 3